COMMON STOCK

Number

6700

COMMON STOCK

Shares

BANYAN

CORPORATION

INCORPORATED UNDER THE LAWS
OF THE STATE OF OREGON

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 06682M 10 3

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

BANYAN CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CEO

Banyan Corporation
CORPORATE
SEAL
OREGON

PRESIDENT

COUNTERSIGNED AND REGISTERED:
OTR/California Stock Transfer
1130 SW Morrison, Suite 250
Portland, OR 97205
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with rights of survivorship and not as tenants in common

(Oregon Custodians use the following)
(Name) CUST UL OREG (Name) MIN— .... as Custodian under the laws of Oregon, for a minor ....
(Name) CUST (Name) (State) UNIF GIFT MIN ACT — .... Custodian ....
(Cust) (Minor)
Under .... Uniform Gifts to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________ Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

SPECIMEN

X ______________________

X ______________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ______________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.